UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2020

MGM Resorts International

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On August 19, 2020, the Board of Directors (the “Board”) of MGM Resorts International (the “Company”) increased the number of directors of the Company from twelve to fourteen and appointed Barry Diller, the Chairman and Senior Executive of IAC/InterActiveCorp. (“IAC”) and the Chairman and Senior Executive of Expedia, Inc., and Joseph Levin, Chief Executive Officer and director of IAC, as members of the Board. Board committee memberships will be determined at a later date.

IAC owns approximately 12.0% of the Company’s outstanding common stock accumulated through open market purchases as reported by IAC on Schedule 13D filed with the Securities and Exchange Commission on August 10, 2020. There is no arrangement or understanding between Messrs. Diller and Levin and any other persons pursuant to which either was selected to serve as a director of the Company. There are no related party transactions between the Company and either of Mr. Diller or Mr. Levin that would require disclosure under Item 404(a) of Regulation S-K. Although Messrs. Diller and Levin are entitled to receive the same cash and equity compensation as the other independent directors, Messrs. Diller and Levin have elected to decline any compensation for serving on the Company’s Board. On August 20, 2020, the Company issued a press release regarding the appointments of Messrs. Diller and Levin, a copy of which is furnished as Exhibit 99.l to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release of the Company dated August 20, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International

Date: August 21, 2020	By:	/s/ Andrew Hagopian III
	Name:	Andrew Hagopian III
	Title:	Chief Corporate Counsel & Assistant Secretary